EXHIBIT 10.37

 Warrant No.: BAT-01



THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER
SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES), SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

                             Date: December 21, 2000


                           GLOBAL TECHNOVATIONS, INC.

                  WARRANT FOR THE PURCHASE OF 280,000 SHARES OF

                                  COMMON STOCK

    Warrant Price: $3.00 per share, subject to adjustment as provided below.


THIS IS TO CERTIFY that, for value received, Boston Advanced Technologies, a Delaware corporation and its successors and assigns (collectively, the "Holder"), is entitled to purchase, subject to the terms and conditions hereinafter set forth, 280,000 shares of the common stock ("Common Stock"), of Global Technovations, Inc., a Delaware corporation (the "Company"), and to receive certificates for the Common Stock so purchased.

Exercise Period. This Warrant may be exercised during the period beginning on the earlier of (i) the effective date of a registration statement covering the shares of Common Stock or (ii) one year from the date of this Warrant and ending at 6:00 p.m. New York time on December 20, 2005 (the "Exercise Period"). This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

Exercise of Warrant. This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period. Such exercise shall be accomplished by tender to the Company of the purchase price set forth above as the warrant price (the "Warrant Price"), in cash by wire transfer or by certified check or bank cashier's check, payable to the order of the Company, together with presentation and surrender to the Company of this Warrant with an executed subscription in substantially the form attached hereto as Exhibit A (the "Subscription"). Upon receipt of the foregoing, the Company will deliver to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee (as permitted under Section 3 below). With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date this Warrant, a properly executed Subscription and payment of the Warrant Price is received by the Company (the "Exercise Date"), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. Fractional shares of Common Stock will not be issued upon the exercise of this Warrant. In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date. In the event this Warrant is exercised in part, the Company shall issue a new Warrant to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable for.


Transferability and Exchange.

This Warrant, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of the Company's counsel that such transfer is not in violation of the Securities Act, and any applicable state securities laws. Subject to the satisfaction of the aforesaid condition, this Warrant and the underlying shares of Common Stock shall be transferable from time to time by the Holder upon written notice to the Company. If this Warrant is transferred, in whole or in part, the Company shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer. The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant or any replacement Warrants. Only a registered Holder may enforce the provisions of this Warrant against the Company. A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Assignment, substantially in the form set forth in Exhibit B attached hereto.

This Warrant is exchangeable upon its surrender by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender.

Adjustments to Warrant Price and Number of Shares Subject to Warrant. The Warrant Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4. For the purpose of this Section 4, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).


In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock or other securities, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Warrant Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Warrant Price, that, if such Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.


In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of cash, evidences of indebtedness or assets, or subscription rights or warrants, the Warrant Price to be in effect after such record date shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price per share of Common Stock on such record date, less the amount of cash so to be distributed (or the fair market value (as determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, and the denominator of which shall be such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date had not been fixed.

For purposes of this Warrant "current market price" shall mean the price of the Company's Common Stock determined as of the last business day for which the prices or quotes below are available: (i) the closing price of the Company's Common Stock appearing on a national securities exchange if the principal market for such Common Stock is such an exchange or if not listed or if such exchange is not the principal market, appearing on the Nasdaq Stock Market ("Nasdaq");
(ii) if the principal market for the Company's Common Stock is not an exchange or Nasdaq, then the average bid and asked price for its Common Stock as listed on the National Association of Securities Dealers, Inc.'s OTC Bulletin Board ("OTC-BB"); or (iii) if the principal market for Company's Common Stock is not an exchange, Nasdaq or the OTC-BB, then the average bid and asked price for the Company's Common Stock as reported in the National Quotation Bureau's "pink sheets"; or (iv) if the Common Stock is not so listed as provided in Section 4(c)(i), (ii) or (iii) above, and bid and asked prices are not so reported, the "current market price" shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.


Notwithstanding any provision herein to the contrary, no adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Warrant Price; provided, however, that any adjustments which by reason of this subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

In the event that at any time, as a result of an adjustment made pursuant to subsection (a) above, the Holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.


If the Company merges or consolidates into or with another corporation or entity, or if another corporation or entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another corporation, entity, or person, then, as a condition to such consolidation, merger, or sale (a "Transaction"), lawful and adequate provision shall be made whereby the Holder shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock that would have been issuable if this Warrant had been exercised immediately before the Transaction, such shares of stock, securities, or assets as the Holder would have owned immediately after the Transaction if the Holder had exercised this Warrant immediately before the effective date of the Transaction.

In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Warrant.


Registration  Rights.  The Holder (including any transferee  pursuant to Section
3)shall be entitled to the benefits of and the Company agrees to execute and deliver to the Holder a Registration Rights Agreement, a form of which is set forth in Exhibit C attached hereto.


Reservation of Shares. The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock issuable upon the full exercise of this Warrant. The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.


Notices to Holder. Upon any adjustment of the Warrant Price (or number of shares of Common Stock purchasable upon the exercise of this Warrant) pursuant to
Section 4, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustment. Such notice shall include the Warrant Price (and/or the number of shares of Common Stock purchasable upon the exercise of this Warrant) after such adjustment, and shall set forth in reasonable detail the Company's method of calculation and the facts upon which such calculations were based. Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 7.

In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will give the Holder a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event. Any such notice shall be given at least 10 days prior to the earliest date therein specified.


No Rights as a Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth.


Additional Covenants of the Company. For so long as the Common Stock is listed for trading on any national securities exchange or the Nasdaq Stock Market, the Company shall, upon issuance of any shares for which this Warrant is exercisable, at its expense, promptly obtain and maintain the listing of such shares.


The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") for so long as and to the extent that such requirements apply to the Company.


The Company shall not, by amendment of its Articles or Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, shares of Common Stock issuable from time to time upon exercise of this Warrant, (b) will not increase the par value of any shares of capital stock receivable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (c) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.


Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.


Notices. The Company agrees to maintain a ledger of the ownership of this Warrant (the "Ledger"). Any notice hereunder shall be given by Federal Express, other overnight delivery service or registered or certified mail, if to the Company at its principal executive office and, if to the Holder to its address shown in the Ledger of the Company; provided, however, that either the Company or the Holder may at any time on three days written notice to the other designate or substitute another address where notice is to be given. Notice shall be deemed given and received after such notice has been delivered to the Federal Express or other overnight delivery service, or certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.


Severability. Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.


Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the principles of choice of laws thereof.


Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.


Entire Agreement. This Warrant (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holder with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.


Global Technovations, Inc.



By: _________________________________________________
        David Natan, Vice President

                                    Exhibit A

                                SUBSCRIPTION FORM


(To be Executed by the Holder to Exercise the Rights To Purchase Common Stock
 Evidenced by the Within Warrant)

         The undersigned hereby irrevocably subscribes for _______ shares of the Common Stock (the "Stock") of Global Technovations, Inc. (the "Company") pursuant to and in accordance with the terms and conditions of the attached Warrant (the "Warrant"), and hereby makes payment of $_______ therefor by tendering cash, wire transferring or delivering a certified check or bank cashier's check, payable to the order of the Company. The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below. If the Stock is not all of the shares purchasable pursuant to the Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

         In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         I understand that because the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition. I agree that each certificate representing the Stock delivered to me shall bear substantially the same as set forth on the front page of the Warrant.

         I agree to execute an accredited investor questionnaire prior to exercising this warrant. I further agree that my right to exercise this warrant is subject to compliance with the Securities Act and all applicable state securities laws.

         I agree that each certificate representing the Stock delivered to me shall bear substantially the same legend as set forth on the front page of the Warrant.

         I further agree that the Company may place stop orders on the certificates evidencing the Stock with the transfer agent, if any, to the same effect as the above legend. The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company of an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.

Date:____________________________________________

Signed:__________________________________________

Address:_________________________________________

                                    Exhibit B

                                   ASSIGNMENT

(To be Executed by the Holder to Effect Transfer of the Attached Warrant)


For Value Received __________________________ hereby sells, assigns and transfers to _________________________ the Warrant attached hereto and the rights represented thereby to purchase _________ shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint _________________________ as attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated:________________________           Signed: _____________________________


Please print or typewrite               Please insert Social Security
name and address of                     or other Tax Identification
assignee:                               Number of Assignee:

-------------------------------------   --------------------------------------
-------------------------------------

-------------------------------------

                                    Exhibit C

                          REGISTRATION RIGHTS AGREEMENT


This Registration Rights Agreement (the "Agreement") entered into as of this 21st day of December, 2000 by and between Global Technovations, Inc. (the "Company"), a Delaware corporation, and all persons who execute this Agreement and shows names and addresses are reflected on Schedule 1 to this Agreement, as it may be amended from time to time, (the "Holders").

_________Definitions

         Affiliate: With reference to any designated Person, any Person that has a relationship with such designated Person whereby either of such Persons directly or indirectly controls or is controlled by or is under common control with the other. For this purpose "control" means the power, direct or indirect, of one Person to direct or cause direction of the management and policies of another, whether by contract, through voting securities or otherwise.

         Commission: The Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

         Common Stock: The Company's authorized common stock, as constituted on the date hereof, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of such Common Stock upon any re-classification thereof.

         Company Securities: Any equity securities proposed to be sold by the Company in the registration statement referred to.

         Person: A corporation, an association, a partnership, a limited liability company, a joint venture, a trust, an organization, a business, an entity, an individual, a government or political subdivision thereof or a governmental body.

         Registrable Securities: Common Stock and any securities of the Company issued with respect to the Common Stock by way of stock dividend or stock split or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company. As to any Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

         Selling Expenses: All underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders.

Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Warrants issued to the Holders by the Company as of the same date.

               Registration Rights.

(a) If the Company at any time proposes to register any of its equity securities under the Securities Act on any form other than Form S-4 or Form S-8 (or any similar or successor form then in effect), whether or not for sale for its own account, and if the registration form proposed to be used may be used for the registration of Registrable Securities, the Company will in each such case give prompt written notice (and in any event at least 10 business days' prior written notice prior to the filing of such registration statement) to the Holders, at the addresses specified on Schedule 2(a) hereto, of the Company's intention to do so, such notice to specify the securities to be registered, the proposed numbers and amounts thereof and the date not less than 20 days thereafter by which the Company must receive the Holders' written indication of whether the Holders wish to include their Registrable Securities in such registration statement and advising the Holders of their rights under this Section 2. Upon the written request of any Holder made on or before the date specified in such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company will, subject to the limitations of Section 3.2(a) and to the extent permitted under Section 7, use its best efforts to cause all such Registrable Securities, which the Holders have so requested the registration thereof, to be registered under the Securities Act (with the securities that the Company at the time proposes to register), to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the Holders of the Registrable Securities to be so registered.

(b) Notwithstanding anything to the contrary in this Section 2, the Company shall have the right to discontinue any registration under this Section 2 at any time prior to the effective date of such registration if the registration of other securities giving rise to such registration under this Section 2 is discontinued.

              Registration Procedures.

         3.1      Obligations of the Company.

         If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company will, as expeditiously as possible:

(c) prepare and file with the Commission (in the case of a registration pursuant to Section 2, such filing to be made as soon thereafter as possible but in any event within 60 days after the request by any Holder to register Registrable Securities) a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become and remain effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel, as selected by the Holders of a majority of the Registrable Securities, (the "Counsel") copies of all such documents proposed to be filed);

(d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective as provided in Section 3.2(a) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(e) furnish to Counsel for the Holders and each underwriter of the securities being sold by the Holder such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such Counsel may reasonably request, in substantially the form in which they are proposed to be filed with the Commission, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

(f) use all commercially reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of New York and New Jersey and do any and all other acts and things which may be necessary or advisable to enable the Holders and any underwriter to consummate the disposition in such jurisdiction;

(g) use all commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the Holders to consummate the disposition of their Registrable Securities;

(h) notify the Holders at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Holders and each underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(i) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(j) to the extent applicable if the principal trading market for the Company's common stock is one of the following exchanges or markets, use all commercially reasonable efforts (i) to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange (if such Registrable Securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" or "small cap system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure Nasdaq authorization for such Registrable Securities;

(k) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of its Registrable Securities;

(l) make available for inspection by the Holders and by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by the Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors, employees and the independent public accountants who have audited its financial statements to supply all information reasonably requested by each participating Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

(m) in the case of an underwritten offering, enable the Registrable Securities to be in such denominations and registered in such names as the underwriters may request at least two business days prior to the sale of the Registrable Securities; and

(n) notify the Holders of any stop order threatened or issued by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

         Section 3.2       Other Procedures.

         (a) The Company shall be required to maintain the effectiveness of a registration statement until the earlier of (i) the sale of all Common Stock owned by the Holders or (ii) a total of three months. In the event that the registration statement is required to be amended or supplemented and the Company gives the Holders notice of such requirement, the Holders shall cease all sales. The Company shall have no liability to the Holders for delays in the Holders being able to sell the Registerable Securities (i) as long as the Company uses its best efforts to file post-effective amendments or supplements, (ii) where the required financial statements are unavailable or (iii) where the Company would be required to disclose information that it has no duty to disclose under the Securities Act, the Exchange Act, or the rules and regulations of the Commission.

         (b) The Holders shall be deemed to have agreed by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(f) above, the Holders will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3.1(f) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holders' possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 3.2(a) above shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.1 (f) above.

         (c) Each Holders shall furnish to the Company in writing such information and documents regarding it and the distribution of its securities as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdictions referred to in
Section 3.1(d) above. The Holders shall also promptly execute any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation).

         (d) If any such registration or comparable statement refers any Holder by name or otherwise as the holder of any securities of the Company, but such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, then each Holder shall have the right to require the deletion of the reference to the Holder.

                  Registration Expenses.

         In connection with any registration of Registrable Securities pursuant to Section 2, the Company will, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance herewith (the "Company Registration Expenses"), including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

                  Indemnification.
     The Company will indemnify, to the extent permitted by law, the Holders and each Person, if any, who controls the Holders within the meaning of Section 15 of the Securities Act (collectively, "Holder Indemnified Parties"), from and against all losses, claims, damages, liabilities and expenses, joint or several, to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act and all rules and regulations under each such Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement as contemplated hereby or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration; provided, however, that the Company shall not be liable to any such Holder Indemnified Party insofar as the Company is entitled to indemnification under
Section 7(c) for such losses, claims, damages, liabilities, expenses, actions or proceedings.

         (b) If the offering pursuant to any registration statement provided for hereunder is made through underwriters, no action or failure to act on the part of such underwriters (whether or not any such underwriter is an Affiliate of any Holder Indemnified Party) shall affect the Company's obligations to indemnify the Holder Indemnified Parties pursuant to Section 5(a). If the offering pursuant to any registration statement provided for hereunder is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the Holder Indemnified Parties; provided, however, that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of
Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability, expense, action or proceeding for which indemnification is claimed results from such underwriter's failure to send or give a copy of the amended or supplemented final prospectus, at or prior to the written confirmation of the sale of Registrable Securities, or to a Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was given notice of the availability of such amended or supplemented final prospectus.

         (c) In connection with any registration statement in which any Holder is participating, each Holder will furnish to the Company in writing such information as shall be reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its officers and directors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities, expenses, actions or proceedings resulting from (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in reliance on or in conformity with any information so furnished in writing by such Holder expressly for use therein; or
(ii) any failure by such Holder to register or qualify the Registerable Securities under the securities laws of any state or other jurisdiction.

           (d) A party that seeks indemnification under this Section 5 must promptly give the other party notice of any legal action. However, a delay in notice does not relieve an indemnifying party of any liability to an indemnified party, except to the extent the indemnifying party shows that the delay prejudiced the defense of the action.


         (e) The indemnifying party may participate in the defense at any time or it may assume the defense by giving notice to the other party. After assuming the defense, the indemnifying party:

     (i) must select an attorney that is reasonably satisfactory to the other party;

     (ii) is not liable to the other party for any later attorney's fees or for any other later expenses that the other party incurs;

     (iii) must not compromise or settle the action without the other party's consent (but the other party must not unreasonably withhold its consent); and

      (iv) is not liable for any compromise or settlement made without its consent.

         (f) If the indemnifying party fails to assume the defense within 10 days after receiving notice of the action, the indemnifying party is bound by any determination made in the action or by any compromise or settlement made by the other party.


         (g) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by Section 5(g) (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, the Holders shall not be required to contribute any amount in excess of the proceeds to the Holders of all Registrable Securities sold by them pursuant to any such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this Section 5 shall be several in proportion to their respective underwriting commitments and not joint.

         (h) An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 5 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable.

         Certain Limitations on Registration Rights.

         In the case of a registration under Section 2, if the Company determines to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to such underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided in such underwriting agreement and completes and/or executes all questionnaires, indemnities, and other reasonable documents which must be executed under the terms of such underwriting agreement.

                  Allocation of Securities Included in Registration Statement

         In the case of a registration pursuant to Section 2 for the Company's account, if the Company's managing underwriter shall advise the Company and the Holders and other holders of Registrable Securities in writing that the inclusion in any registration pursuant hereto of some or all of (a) the Registrable Securities sought to be registered by the Holders and other holders, and (b) the Company Securities sought to be registered creates a substantial risk that the proceeds or price per unit that will be derived from such registration will be reduced or that the number of securities to be registered is too large a number to be reasonably sold, (i) first, the number of Company Securities sought to be registered shall be included in such registration, and
(ii) next, the number of Registrable Securities and other securities of holders including the Holders exercising "piggyback rights" shall be included in such registration to the extent permitted by the Company's managing underwriter with the number of Registrable Securities and such other securities being registered being on a pro-rata basis based on the number of securities the participating holders including the Holders desire to have registered; provided, however, that, if any participating Holder would be required pursuant to the provisions of this Section 7 to reduce the number of Registrable Securities that it may include in such registration, the Holder may withdraw all or any portion of its Registrable Securities from such registration.

                  Limitations on Sale or Distribution of Securities.

         If a registration hereunder shall be in connection with an underwritten public offering, the Holders shall be deemed to have agreed by acquisition of its Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities and to use its best efforts not to effect any such public sale or distribution of any other equity security of the Company (including any short sale) or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 10 days before or 90 days after the effective date of such registration statement. In such event, the Holders agree, if requested, to sign a customary market stand-off letter with the Company's managing underwriter, and to comply with applicable rules and regulations of the Commission.

                  Rule 144.

         The Company covenants that it will file the reports required to be filed under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities
Act), and it will take such further action as the Holders may reasonably request, or to the extent required from time to time to enable the Holders to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission (collectively, "Rule 144"). Upon request of any Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

                  Transfer of Registration Rights.

         If and to the extent that any Holder sells or otherwise disposes of Registrable Securities in any transaction that does not require registration under the Securities Act (other than a transaction exempt under Rule 144), the rights of the Holder hereunder with respect to such Registrable Securities will be assignable to the transferee of such Registrable Securities; provided, however, that such transferee agrees in writing to be bound by all the terms and conditions of this Agreement.

11.      Miscellaneous.

         (a) Gender. Any reference to "it" or "its" shall also be deemed to refer to "him" or "her" as applicable.

         (b) Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         (c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         (d) Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

         (e) Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

The Company:    William C. Willis, Jr., President
                Global Technovations, Inc.
                7108 Fairway Drive, Suite 200
                Palm Beach Gardens, FL 33418-3757
                Facsimile: (561) 775-2668

with a copy to: Michael D. Harris, Esq.


                Michael Harris, P.A.
                1645 Palm Beach Lakes Blvd.
                Suite 550
                West Palm Beach, FL 33401
                Facsimile: (561) 478-1817

the Holders: As disclosed on Schedule 1

or to such other address as any of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         (f) Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing parties shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, costs and expenses.

         (g) Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         (h) Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

         (i) Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Palm Beach County, Florida (unless the parties agree in writing to a different location), before three arbitrators in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the Parties agree to provide all discovery deemed necessary by the arbitrators. The decision and award made by the arbitrators shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         (j) Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.




         IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their duly authorized representatives, this Agreement as of the date first above written.



                                            GLOBAL TECHNOVATIONS, INC.




___________________________________         By:  _______________________________
                                                   William C. Willis, Jr.,
                                                   President



                                            HOLDERS

___________________________________         By:  _____________________________




-----------------------------------

___________________________________         By:  _____________________________




-----------------------------------

___________________________________         By:  _____________________________




-----------------------------------

___________________________________         By:  _____________________________

               Schedule 1 to Registration Rights Agreement between

           Global Technovations, Inc. and the Holders described below dated as of December 21, 2000

Names                                                Addresses